Exhibit (a)(5)(G)



               IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                         IN AND FOR NEW CASTLE COUNTY


--------------------------------------------
MSC ACQUISITION CORP.,                      )
                                            )
                      Plaintiff,            )       C.A. No.: 359-N
                                            )
           v.                               )
                                            )
MAXWELL SHOE COMPANY, INC.,                 )
                                            )
                     Defendant.             )
                                            )

                           STIPULATION OF DISMISSAL
                           ------------------------

          IT IS HEREBY STIPULATED AND AGREED, this 20th day of April, 2004, pursuant to Court of Chancery Rule 41(a)(1)(ii), that the above-captioned action is dismissed without prejudice.

                                            RICHARDS LAYTON & FINGER, P.A.


                                            /s/ Brock E. Czeschin
                                            _________________________________
                                            Jesse A. Finkelstein (#1090)
                                            Raymond J. DiCamillo (#3188)
                                            Brock E. Czeschin (#3938)
                                            One Rodney Square
                                            Wilmington, Delaware  19801
                                            (302) 651-7700
                                              Attorneys for Plaintiff MSC
                                              Acquisition Corp.


OF COUNSEL:

CRAVATH, SWAINE & MOORE LLP
825 Worldwide Plaza
815 Eighth Avenue
New York, NY  10019-7475
(212) 474-1000

                                            MORRIS, NICHOLS, ARSHT & TUNNELL

                                            /s/ William M. Lafferty
                                            ____________________________________
                                            William M. Lafferty (#2755)
                                            David J. Teklits (#3221)
                                            Patricia R. Uhlenbrock (#4011)
                                            1201 N. Market Street
                                            Wilmington, Delaware  19801
                                            (302) 658-9200
                                              Attorneys for Defendant Maxwell
                                              Shoe Company, Inc.


OF COUNSEL:

GIBSON, DUNN & CRUTCHER LLP
200 Park Avenue
New York, NY 10166-0193
(212) 351-4000





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